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                                                                Exhibit 10.54(a)



              LIST OF REGISTRANT'S DIRECTORS AND EXECUTIVE OFFICERS
                   WHO ENTERED INTO INDEMNIFICATION AGREEMENT
                 REFERENCED IN EXHIBIT 10.54 WITH THE REGISTRANT


1.      Raymond C. Musci
2.      Anthony R. Williams
3.      Stephen M. Ambler
4.      Robert W. Holmes, Jr.
5.      George M. Sundheim, III
6.      Mark Dyne
7.      David E. Tobin
8.      Anthony G. Williams
9.      Steven J. Massarsky
10.     Robert T. Slezak
11.     Bernard Stolar
12.     Yves Legris